Exhibit 10.1

                       SUBSCRIPTION AND PURCHASE AGREEMENT


     SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") dated as of the 7th day of April, 1997, by and between KINNARD INVESTMENTS, INC., a Minnesota corporation (the "Company"), and WILLIAM F. FARLEY, a natural person (the "Subscriber").

                                    RECITALS:

     WHEREAS, Subscriber and the Company have arranged for this Subscription and Purchase Agreement (the "Agreement") to provide for the subscription and, if such subscription as set forth in this Agreement is accepted by the Company, the purchase by the Subscriber, on the terms and subject to the conditions set forth in this Agreement, of 325,000 units (the "Units") at a purchase price of $5.25 per Unit, and

     WHEREAS, each Unit consists of one share of the Company's Common Stock, par value $.02 per share ("Shares") and a five-year warrant ("Warrants") to purchase one share of the Company's Common Stock at $6.00 per share ("Warrant Shares") substantially in the form attached hereto as Exhibit A; and

     WHEREAS, the Company's Common Stock is listed for trading on the Nasdaq National Market, and the Company is subject to the reporting requirements of
Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been subject to such filing requirements for the past ninety (90) days; and

     WHEREAS, the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and

     WHEREAS, the Units, Shares, Warrants and Warrant Shares (collectively, the "Securities") shall not be registered securities under federal or state securities laws or quoted or listed for trading on any securities exchange, organized market or quotation system at the time of acquisition hereunder; and

     WHEREAS, in order to induce the Subscriber to enter into this Agreement and to subscribe for and purchase the Securities on the terms and subject to the conditions hereof, the Company is granting certain registration rights hereunder with respect to the Shares and the Warrant Shares as hereinafter set forth; and

     WHEREAS, in reliance upon certain representations made by the Subscriber herein, the transactions contemplated by this Agreement are such that the offer and sale of the Securities by the Company hereunder will be exempt from registration under applicable federal and state securities laws pursuant to exemptions made available under such laws.




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                                   AGREEMENTS:

     NOW, THEREFORE, for and in consideration of the premises, and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Subscription for and Purchase of Securities. On the basis of the representations, warranties, covenants and agreements, and subject to the terms and conditions set forth herein, the Company agrees to sell, transfer, convey and deliver to the Subscriber, and the Subscriber agrees to purchase, acquire and accept delivery from the Company, 325,000 Units at $5.25 per Unit for an aggregate purchase price of $1,706,250. Simultaneously with the execution of this Agreement, Subscriber has delivered to the Company, by wire transfer or personal check, the purchase price for the Units being purchased. Upon receipt by the Company of the purchase price for the Units being purchased, the Company has caused certificates representing the Shares and the Warrants to be delivered to the Subscriber.

     2. Representations, Warranties and Covenants of Subscriber. In connection with this Agreement, the Subscriber hereby represents, warrants and covenants to the Company as follows:

     a. Investment Intent. The Subscriber represents and warrants that the Securities being purchased are being acquired solely for the Subscriber's own
account,   for  investment  purposes  only  and  not  with  a  view  toward  the distribution or resale to others. Subscriber acknowledges, understands and appreciates that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act") by reason of a claimed exemption under the provisions of such Act which depends, in large part, upon Subscriber's representations as to investment intention, investor status and related and other matters set forth herein. Subscriber understands that, in the view of the United States Securities and Exchange Commission (the "SEC"), among other things, a purchase now with an intent to distribute or resell would represent a purchase and acquisition with an intent inconsistent with its representation to the Company, and the SEC might regard such a transfer as a deferred sale for which the registration exemption is not available. Subscriber agrees and consents to the placement of a legend on the Securities stating that such Securities have not been registered under the Act or applicable state securities laws.

     b. Certain Risk. The Subscriber has conducted his own due diligence review of the Company and recognizes that the purchase of the Securities involves a degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) an investor may not be able to liquidate his investment; (iii) transferability of the Securities is extremely limited;
(iv) in the event of a disposition of the Company an investor could sustain the loss of his entire investment; (v) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof; and (vi) while the Company's Common Stock is


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presently  quoted  and  traded  on the  Nasdaq  National  Market  and  while the
Subscriber is a beneficiary of certain registration rights provided herein, neither the Units nor the Warrants are quoted, traded or listed for trading or quotation on any organized market or quotation system and there is therefore no market for the Units or the Warrants, and there can be no assurance that the Company's Common Stock will continue to be quoted, traded or listed for trading or quotation on the Nasdaq National Market or on any other organized market or quotation system.

     c. Transfer Restrictions.

                  i. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act, with the exception that the Company is obligated to provide those registration rights set forth in Section 4 hereof. The Subscriber will not transfer the Securities unless the Securities are registered under the Act and any applicable state "blue sky" laws ("Securities Laws") or unless an exemption is available therefrom. The Subscriber acknowledges that the Company will permit the transfer of the Securities out of its name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act and applicable Securities Laws. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of any Securities Laws.

                  ii. The Subscriber understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its shares. The Subscriber agrees, for the benefit of the Company, that should such a public offering be made and should the managing underwriter of such offering require, the Subscriber, or any transferee of the Subscriber, will not, without the prior written consent of the Company and such underwriter, during the period commencing on the effective date of the Registration Statement and ending 180 days thereafter or such shorter period required of affiliates of the Company (the "Lockup Period") (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Securities beneficially held by the Subscriber during the Lockup Period, (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Securities beneficially held by the Subscriber during the Lockup Period, or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Securities. The foregoing lockup would not prohibit, during the Lockup Period, gifts to donees or restrictions set forth herein or transfers by will or the laws of descent to heirs or beneficiaries provided such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein.

     d. Accredited Investor; Residency. The Subscriber represents that (i) it is an "accredited investor" as defined in Regulation D under the Act; (ii) it has adequate means of providing for the Subscriber's current financial needs and possible contingencies and has no need


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for liquidity of the Subscriber's investment in the Securities; (iii) it is able to bear the economic risks inherent in an investment in the Securities and that an important consideration bearing on its ability to bear the economic risk of the purchase of Securities is whether the Subscriber can afford a complete loss of the Subscriber's investment in the Securities and the Subscriber represents and warrants that the Subscriber can afford such a complete loss; (iv) it has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to, investments in restricted, non-listed and non-registered securities) that the Subscriber is capable of evaluating the merits, risks and advisability of an investment in the Securities; and (v) he is a resident of the state indicated on the signature page hereof.

     e. Documents, Information and Access. The Subscriber acknowledges that (i) its decision to purchase the Securities is not based on any promotional, marketing or sales materials, and (ii) it and its representatives have been afforded, prior to purchase thereof, the opportunity to ask questions of, and to receive answers from, the Company and its management, and has had access to all documents and information which Subscriber deems material to an investment decision with respect to the purchase of Securities hereunder, including, without limitation, copies of certain documents which have been filed with the SEC pursuant to Sections 13(a), 14(a), 14(c) or 15(d) of the Exchange Act since December 31, 1995.

     f. Accuracy or Representations and Warranties. Subscriber represents that all of the representations, warranties, understandings and acknowledgements that Subscriber has made herein are true and correct in all material respects as of the date of execution hereof, and that Subscriber will perform and comply fully in all material respects with all covenants and agreements set forth herein and Subscriber covenants and agrees that until the acceptance of this Agreement by the Company, Subscriber shall inform the Company immediately in writing of any changes in any of the representations or warranties provided or contained herein.

     3. Representations, Warranties and Covenants of the Company. In order to induce Subscriber to enter into this Agreement and to purchase the Securities, the Company hereby represents, warrants and covenants to Subscriber as follows:

     a. Organization, Authority, Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota. The Company has full corporate power and authority to own, lease and operate its properties and assets and to conduct and carry on its business as it is now being conducted and operated. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business as it is now being conducted and operated, requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the business of the Company.

     b. Authorization. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations under and consummate the transactions contemplated by this Agreement. Upon the execution of this Agreement by the Company and delivery of the Securities, this Agreement and the Securities shall have been duly and validly executed and delivered by the Company and this Agreement and the Warrants shall constitute


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the legal, valid and binding obligations of the Company, enforceable against the
Company in accordance with its terms except as enforceability  may be limited by
applicable  bankruptcy,   insolvency,  fraudulent  conveyance,   reorganization,
moratorium or similar laws affecting creditors' rights and remedies generally and except as rights to indemnification and contribution hereunder may be limited by applicable securities laws and policies. The Company has sufficient shares of Common Stock duly authorized by its Articles of Incorporation to issue the Shares and the Warrant Shares upon exercise of the Warrants.

     c. Ownership of, and Title to, Securities: Exemption from Registration.

                  i. The Shares and Warrant Shares have been duly authorized and, when issued and delivered pursuant to this Agreement and the terms of the Warrants, will be validly issued, fully paid and nonassessable shares of the Common Stock of the Company. Upon consummation of the acquisition of the Shares and Warrant Shares pursuant to this Agreement and the Warrants, the Subscriber will own and acquire title to the Shares and Warrant Shares free and clear of any and all proxies, voting trusts, pledges, options, restrictions or other legal or equitable encumbrance of any nature whatsoever (other than those restrictions created by the Subscriber and the restrictions on transfer due to securities laws or as otherwise provided for in this Agreement).

                  ii. The Company represents and warrants that the offer and sale of the Securities to the Subscriber in accordance with the terms and provisions of this Agreement is being effected in accordance with the Act pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or 4(2) of such Act and Regulation D promulgated under such Act.

     d. No Violation of Agreements. The Company is not in violation of its Articles of Incorporation or Bylaws. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, and there does not exist any state of facts which constitutes an event of default on the part of the Company or which, with notice or lapse of time or both, would constitute such an event of default under these agreements. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the property or assets of the Company is bound, or (ii) the Company's Articles of Incorporation or Bylaws or (iii) any statute or any order, rule or regulation of any court, governmental agency or body having jurisdiction over the Company.

     4. Registration Rights. In order to induce the Subscriber to enter into this Agreement and purchase the Securities, the Company hereby covenants and agrees to grant to


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the  Subscriber  the  rights  set forth in this  Section 4 with  respect  to the registration of the Shares and the Warrant Shares.

     a. Demand Registration. Subject to the terms of Section 4 hereof, the Company agrees that, upon the request of the Subscriber at any time after the third anniversary of the issuance of the Warrants, the Company shall prepare and file with the SEC, a registration statement on Form S-3 (or successor form) and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Shares and the Warrant Shares. In connection with the offering of such Common Stock registered pursuant to this
Section 4, the Company shall take such actions as shall be reasonably necessary to qualify the Common Stock covered by such registration statement under such Securities Laws as shall be reasonably necessary to permit the public offering and sale of shares of Common Stock covered by such registration statement;
provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction. It is expressly agreed that in no event are any registration rights being granted to the Units or the Warrants, but only with respect to the Shares and the Warrant Shares issuable upon exercise of the Warrants.

     b. Participatory Registration. If at any time after the third anniversary of the issuance of the Warrants, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its securities, it will give written notice to the Subscriber of its intention to do so and, on the written request of the Subscriber given within twenty (20) days after receipt of any such notice from the Company (which request shall specify the Shares and Warrant Shares intended to be sold or disposed of by the Subscriber), the Company will use its best efforts to cause all such Shares and Warrant Shares, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Shares and Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Shares and Warrant Shares proposed to be offered by the Subscriber for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter, which may be zero.

     c. Current Registration Statement. Once effective, the Company shall use its reasonable efforts to cause any registration statement filed under Section 4.a. hereof to remain current and effective for a period of one (1) year or until the Shares and Warrant Shares covered by such registration statement are sold by the Subscriber, whichever is less. The Subscriber shall promptly provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement.



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     d. Other  Provisions.  In  connection  with the  offering  of any Shares or
Warrant Shares registered pursuant to this Section 4, the Company shall furnish to the Subscriber such number of copies of any final prospectus as it may reasonably request in order to effect the offering and sale of the Shares and Warrant Shares to be offered and sold. In connection with any offering of Shares and Warrant Shares registered pursuant to this Section 4, the Company shall instruct any transfer agent and registrar of the Shares and Warrant Shares to release immediately any stop transfer order, and to remove any restrictive legend, with respect to Shares and Warrant Shares included in any registration becoming effective pursuant to this Agreement.

     e. Costs. Subject to the immediately following sentence, the Company shall in all events pay and be responsible for all fees, expenses, costs and disbursements associated with the registration statement under this Section 4, including filing fees, fees, costs and disbursements of any counsel, accountants and other consultants representing the Company in connection therewith. Notwithstanding anything set forth herein to the contrary, Subscriber shall be responsible for any and all underwriting discounts and commissions in connection with the sale of the Shares and Warrant Shares pursuant hereto and all fees of its legal counsel and other advisors retained in connection with reviewing any registration statement.

     f. Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, properties, stock or assets of the Company, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     g. Indemnification.

                  i. The Company will indemnify and hold harmless the Subscriber, its directors and officers, and any underwriter (as defined in the Act) for the Subscriber and each person, if any, who controls the Subscriber or such underwriter within the meaning of the Act, from and against, and will reimburse the Subscriber and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Subscriber, such underwriter or such controlling person in writing specifically for use in the preparation thereof.



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                  ii.  The  Subscriber  will  indemnify  and hold  harmless  the
         Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon, and in strict conformity with, written information furnished by, or on behalf of, the Subscriber specifically for use in the preparation thereof.

                  iii. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 4(g) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, assume the defense thereof; or, if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified parties have the right to select only one (1) separate counsel to participate in the defense of such action on behalf of all such indemnified parties. After notice from the indemnifying parties to such indemnified party of the indemnifying parties' election so to assume the defense thereof, the indemnifying parties will not be liable to such indemnified parties pursuant to the provisions of said paragraph
         (i) or (ii) for any legal or other expense subsequently incurred by such indemnified parties in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified parties shall have employed counsel in accordance with the provisions of the preceding sentence; (ii) the indemnifying parties shall not have employed counsel satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying parties.

     5. Securities, Legends and Notices. Subscriber represents and warrants that it has read, considered and understood that the following legends, substantially in the form and substance set forth below, shall be placed on the Securities:



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         THE SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW AND AN OPINION OF COUNSEL FOR KINNARD INVESTMENTS, INC. THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

         SALE OR OTHER TRANSFER OF THESE SECURITIES IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING A PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A SUBSCRIPTION AND PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

     6. Miscellaneous.

     a. Amendment; Waiver. Neither this Agreement nor the Warrants shall be changed, modified or amended in any respect except by the mutual written agreement of the parties hereto. Any provision of this Agreement or the Warrants may be waived in writing by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement or the Warrants shall be deemed to, or shall constitute a waiver of, any other provision hereof or thereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

     b. Binding Effect; Assignment. Neither this Agreement nor any rights or obligations hereunder are assignable by the Subscriber.

     c. Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of Minnesota without giving effect to such state's conflicts of law provisions.

     d. Severability. Any term or provisions of this Agreement or the Warrants which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof affecting the validity or enforceability of such provision in any other jurisdiction.

     e. Headings. The captions, headings and titles preceding the text of each or any Section, subsection or paragraph hereof are for convenience or reference only and shall not affect the construction, meaning or interpretation of this Agreement or the Debentures or any term or provisions hereof or thereof.

     f. Counterparts. This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement, binding on all of the parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Upon delivery of an executed counterpart by the undersigned
Subscriber to the Company, which in turn is executed and delivered by the Company, this Agreement shall be binding as one original agreement between Subscriber and the Company.

     g. Transfer Taxes. Each party hereto shall pay all such sales, transfer, use, gross receipts, registration and similar taxes arising out of, or in connection with, the transactions contemplated by this Agreement and the Warrants (collectively, the "Transfer Taxes") as are payable by such party under applicable law, and the Company shall pay the cost of any documentary stock transfer stamps, if any, to be affixed to the certificates representing the Shares and Warrant Shares to be issued.

     h. Entire Agreement. This Agreement and the Warrants merge and supersede any and all prior agreements, understandings, discussions, assurances, promises, representations or warranties among the parties with respect to the subject matter hereof, and contains the entire agreement among the parties with respect to the subject matter set forth herein and therein.

     i. No Brokers. Each of the parties hereto represents and warrants to the other than there are no broker's, finder's or any other similar fees and commissions due or payable with respect to the sale of the Securities by the Company to the Subscriber and each of the parties hereby agrees to indemnify and hold harmless the other with respect to such representation and warranty and any breach thereof.

     j. Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing, by hand or by fax, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. Express Mail service, or by private overnight mail service (e.g., Federal Express). Any such notice shall be deemed to have been given (i) on the business day actually received if given by hand or by fax, (ii) on the business day immediately subsequent to mailing, if sent by U.S. Express Mail service or private overnight mail service, or (iii) five (5) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the addresses identified on the signature page hereof (or to such other address or addresses as a party may have advised the other in the manner provided in this Section).

     k. No Third Party Beneficiaries. This Agreement and the rights, benefits, privileges, interests, duties and obligations contained or referred to herein shall be solely for the benefit of the parties hereto and no third party shall have any rights or benefits hereunder as a third party beneficiary or otherwise hereunder.

     l. Public Announcements. Neither Subscriber nor any affiliate or affiliated person or entity of Subscriber, shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the express prior approval of the Company provided, however, that Subscriber may make any such filings or disclosures that may be required by applicable state and federal securities laws without such prior approval of the Company. Neither the Company nor any officer, director, stockholder, employee, affiliate or affiliated person or entity of the Company, shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to Subscriber without the express prior approval of Subscriber; provided, however, that the Company may make any such filings or disclosures that may be required by applicable state and federal securities laws without such prior approval of Subscriber.

     m. Indemnity.

                  i. Subscriber hereby agrees to indemnify and hold harmless the Company, and the Company's successors and assigns, from, against and in all respects of any demands, claims, actions or causes of action, assessments, liabilities, losses, costs, damages, penalties, charges, fines or expenses (including, without limitation, interest, penalties, and attorneys' and accountants' fees, disbursements and expenses), arising out of or relating to any breach by Subscriber of any representations, warranty, covenant or agreement made by Subscriber in this Agreement. Such right to indemnification shall be in addition to any and all other rights of the Company under this Agreement or otherwise, at law or in equity.

                  ii. The Company hereby agrees to indemnify and hold harmless the Subscriber, and the Subscriber's successors and assigns, from, against and in all respects of any demands, claims, actions or causes of action, assessments, liabilities, losses, costs, damages, penalties, charges, fines or expenses (including, without limitation, interest, penalties, and attorneys' and accountants' fees, disbursements and expenses), arising out of or relating to any breach by the Company of any representations, warranty, covenant or agreement made by the Company in this Agreement. Such right to indemnification shall be in addition to any and all other rights of the Subscriber under this Agreement or otherwise, at law or in equity.

     n. Survival. The Company and the Subscriber each expressly acknowledge and agree that all of their respective representations, warranties, agreements and covenants set forth in this Agreement shall be of the essence hereof and shall survive the execution and delivery of this Agreement, the sale and purchase of the Securities and the exercise of the Warrants.

     IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement in the manner appropriate to each, all as of the date first above written.

                                                     KINNARD INVESTMENTS, INC.


                                                     By /s/ Hilding C. Nelson
                                                     Its      Chairman




                                                      /s/ William F. Farley
                                                     William F. Farley